Exhibit 99.1
KELLY SERVICES® REPORTS 3rd QUARTER RESULTS

TROY, MI (November 5, 2014) -- Kelly Services, Inc. (NASDAQ: KELYA) (NASDAQ: KELYB), a leader in providing workforce solutions, today announced results for the third quarter of 2014.

Carl T. Camden, President and Chief Executive Officer, announced revenue for the third quarter of 2014 totaled $1.4 billion, a 3.8% increase compared to the corresponding quarter of 2013.

Earnings from operations for the third quarter of 2014 totaled $7.1 million, compared to $20.2 million reported for the third quarter of 2013. Included in the results of operations in the third quarter of 2014 are restructuring charges of $4.0 million. The results of operations in the third quarter of 2013 included restructuring charges of $0.5 million. Excluding the restructuring charges from both years, earnings from operations were $11.1 million in the third quarter of 2014, compared to adjusted earnings of $20.7 million last year.

Diluted earnings per share in the third quarter of 2014 were $0.03 compared to $0.49 per share in the third quarter of 2013. Adjusted earnings per share were $0.10 in the third quarter of 2014 compared to $0.51 in the third quarter of 2013.

“We’re pleased with our third quarter performance,” said Camden. “2014 has been a year of aggressive strategic investments at Kelly, and we’re seeing early signs that those investments are gaining traction. We are now a leaner, more efficient company that is focused on growth and well-aligned with market demands for high-margin specialty staffing and holistic talent supply chain solutions.”

Kelly also reported that on November 4, its board of directors declared a dividend of $0.05 per share. The dividend is payable December 5 to shareholders of record as of the close of business on November 17.

In conjunction with its third quarter earnings release, Kelly Services, Inc. will host a conference call at 9:00 a.m. (ET) on November 5, to review the results and answer questions. The call may be accessed in one of the following ways:

Via the Telephone:

U.S.	1 800 288-9626

International	1 651 291-5254

The pass code is Kelly Services

Via the Internet:

The call is also available via the internet through the Kelly Services website:
www.kellyservices.com

This release contains statements that are forward looking in nature and, accordingly, are subject to risks and uncertainties.  These factors include, but are not limited to, competitive market pressures including pricing and technology introductions, changing market and economic conditions, our ability to achieve our business strategy, our ability to retain the services of our senior management, local management and field personnel, our ability to adequately protect our intellectual property rights, including our brand, our ability to successfully develop new service offerings, our exposure to risks associated with services outside traditional staffing, including business process outsourcing, the risks associated with past and future acquisitions, exposure to risks associated with investments in equity affiliates, material changes in demand from or loss of large corporate customers, risks associated with conducting business in foreign countries, including foreign currency fluctuations, availability of temporary workers with appropriate skills required by customers, liabilities for employment-related claims and losses, including class action lawsuits and collective actions, liability for improper disclosure of sensitive or private employee information, our ability to sustain critical business applications through our key data centers, our ability to effectively implement and manage our information technology programs, our ability to maintain adequate financial and management processes and controls, impairment charges triggered by adverse industry or market developments, unexpected changes in claim trends on workers’ compensation, disability and medical benefit plans, the net financial impact of the Patient Protection and Affordable Care Act on our business, the impact of changes in laws and regulations (including federal, state and international tax laws and the expiration and/or reinstatement of the U.S. work opportunity credit program), the risk of additional tax or unclaimed property liabilities in excess of our estimates, our ability to maintain specified financial covenants in our bank facilities, our ability to access credit markets and continued availability of financing for funding working capital, and other risks, uncertainties and factors discussed in this release and in the Company’s filings with the Securities and Exchange Commission.  Actual results may differ materially from any forward looking statements contained herein, and we have no intention to update these statements.

About Kelly Services®

Kelly Services, Inc. (NASDAQ: KELYA, KELYB) is a leader in providing workforce solutions. Kelly® offers a comprehensive array of outsourcing and consulting services as well as world-class staffing on a temporary, temporary-to-hire and direct-hire basis. Serving clients around the globe, Kelly provided employment to approximately 540,000 employees in 2013. Revenue in 2013 was $5.4 billion. Visit kellyservices.com and connect with us on Facebook, LinkedIn, & Twitter.

# # #

ANALYST CONTACT:	MEDIA CONTACT:

James Polehna	Jane Stehney

(248) 244-4586	(248) 244-5630

james_polehna@kellyservices.com	jane_stehney@kellyservices.com

KELLY SERVICES, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF EARNINGS
FOR THE 13 WEEKS ENDED SEPTEMBER 28, 2014 AND SEPTEMBER 29, 2013
(UNAUDITED)
(In millions of dollars except per share data)
					%
	2014	2013	Change		Change

Revenue from services	$1,396.4	$1,345.6	$50.8		3.8%

Cost of services	1,171.0	1,125.2	45.8		4.1

Gross profit	225.4	220.4	5.0		2.2

Selling, general and administrative expenses	218.3	200.2	18.1		9.0

Earnings from operations	7.1	20.2	(13.1)		(65.1)

Other expense, net	2.2	1.3	0.9		(63.1)

Earnings before taxes	4.9	18.9	(14.0)		(74.4)

Income tax expense	3.5	0.1	3.4		NM

Net earnings	$1.4	$18.8	$(17.4)		(93.0)%

Basic earnings per share	$0.03	$0.49	$(0.46)		(93.9)%
Diluted earnings per share	$0.03	$0.49	$(0.46)		(93.9)%

STATISTICS:

Gross profit rate	16.1%	16.4%	(0.3)	pts.

Selling, general and administrative expenses:
% of revenue	15.6	14.9	0.7
% of gross profit	96.9	90.8	6.1

% Return:
Earnings from operations	0.5	1.5	(1.0)
Earnings before taxes	0.3	1.4	(1.1)
Net earnings	0.1	1.4	(1.3)

Effective income tax rate	72.7%	0.3%	72.4	pts.

Average number of shares outstanding
(millions):
Basic	37.6	37.4
Diluted	37.6	37.4

Shares adjusted for nonvested restricted awards
(millions):
Basic	38.5	38.1
Diluted	38.5	38.1

KELLY SERVICES, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF EARNINGS
FOR THE 39 WEEKS ENDED SEPTEMBER 28, 2014 AND SEPTEMBER 29, 2013
(UNAUDITED)
(In millions of dollars except per share data)
					%
	2014	2013	Change		Change

Revenue from services	$4,137.7	$4,027.3	$110.4		2.7%

Cost of services	3,461.9	3,369.3	92.6		2.8

Gross profit	675.8	658.0	17.8		2.7

Selling, general and administrative expenses	656.5	612.6	43.9		7.2

Asset impairments	—	1.7	(1.7)		(100.0)

Earnings from operations	19.3	43.7	(24.4)		(56.4)

Other expense, net	4.2	3.9	0.3		(4.6)

Earnings before taxes	15.1	39.8	(24.7)		(62.5)

Income tax expense (benefit)	8.4	(1.9)	10.3		NM

Net earnings	$6.7	$41.7	$(35.0)		(84.2)%

Basic earnings per share	$0.17	$1.09	$(0.92)		(84.4)%
Diluted earnings per share	$0.17	$1.09	$(0.92)		(84.4)%

STATISTICS:

Gross profit rate	16.3%	16.3%	—	pts.

Selling, general and administrative expenses:
% of revenue	15.9	15.2	0.7
% of gross profit	97.2	93.1	4.1

% Return:
Earnings from operations	0.5	1.1	(0.6)
Earnings before taxes	0.4	1.0	(0.6)
Net earnings	0.2	1.0	(0.8)

Effective income tax rate	55.9%	(5.0)%	60.9	pts.

Average number of shares outstanding
(millions):
Basic	37.5	37.2
Diluted	37.5	37.3

Shares adjusted for nonvested restricted awards
(millions):
Basic	38.5	38.2
Diluted	38.5	38.2

KELLY SERVICES, INC. AND SUBSIDIARIES
RESULTS OF OPERATIONS BY SEGMENT
(UNAUDITED)
(In millions of dollars)

	Third Quarter
					Constant
					Currency
	2014	2013	Change		Change
AMERICAS
Commercial
Revenue from services	$640.8	$617.0	3.9%		4.3%
Staffing fee-based income included in revenue from services	3.8	3.3	12.3		12.7
Gross profit	91.7	86.8	5.7		6.1
Gross profit rate	14.3%	14.1%	0.2	pts.
PT
Revenue from services	$242.5	$239.9	1.1%		1.2%
Staffing fee-based income included in revenue from services	4.4	3.9	13.1		13.4
Gross profit	39.6	38.8	1.9		2.1
Gross profit rate	16.3%	16.2%	0.1	pts.
Total Americas
Revenue from services	$883.3	$856.9	3.1%		3.4%
Staffing fee-based income included in revenue from services	8.2	7.2	12.7		13.1
Gross profit	131.3	125.6	4.5		4.8
Total SG&A expenses	110.8	100.2	10.6		10.9
Earnings from operations	20.5	25.4	(19.7)

Gross profit rate	14.9%	14.7%	0.2	pts.
Expense rates:
% of revenue	12.5	11.7	0.8
% of gross profit	84.5	79.8	4.7
Return on sales	2.3	3.0	(0.7)

EMEA
Commercial
Revenue from services	$231.3	$224.5	3.0%		3.2%
Staffing fee-based income included in revenue from services	4.2	4.6	(8.9)		(6.1)
Gross profit	33.6	33.9	(0.9)		(0.4)
Gross profit rate	14.5%	15.1%	(0.6)	pts.
PT
Revenue from services	$48.1	$45.1	6.5%		6.0%
Staffing fee-based income included in revenue from services	3.5	3.9	(9.6)		(7.8)
Gross profit	10.9	10.8	0.6		1.0
Gross profit rate	22.6%	23.9%	(1.3)	pts.
Total EMEA
Revenue from services	$279.4	$269.6	3.6%		3.6%
Staffing fee-based income included in revenue from services	7.7	8.5	(9.3)		(6.9)
Gross profit	44.5	44.7	(0.5)		(0.1)
SG&A expenses excluding restructuring charges	40.0	40.0	—
Restructuring charges	—	0.3	(100.0)
Total SG&A expenses	40.0	40.3	(0.8)		(0.5)
Earnings from operations	4.5	4.4	1.6
Earnings from operations excluding restructuring charges	4.5	4.7	(5.5)

Gross profit rate	15.9%	16.6%	(0.7)	pts.
Expense rates (excluding restructuring charges):
% of revenue	14.3	14.8	(0.5)
% of gross profit	90.0	89.5	0.5
Return on sales (excluding restructuring charges)	1.6	1.7	(0.1)

KELLY SERVICES, INC. AND SUBSIDIARIES
RESULTS OF OPERATIONS BY SEGMENT
(UNAUDITED)
(In millions of dollars)

	Third Quarter
					Constant
					Currency
	2014	2013	Change		Change
APAC
Commercial
Revenue from services	$91.0	$87.6	3.9%		2.2%
Staffing fee-based income included in revenue from services	2.0	2.3	(15.5)		(17.3)
Gross profit	11.7	12.7	(8.2)		(9.7)
Gross profit rate	12.8%	14.5%	(1.7)	pts.
PT
Revenue from services	$10.6	$9.1	15.8%		14.4%
Staffing fee-based income included in revenue from services	2.0	2.2	(9.9)		(11.0)
Gross profit	3.3	3.4	(2.8)		(4.0)
Gross profit rate	31.5%	37.5%	(6.0)	pts.
Total APAC
Revenue from services	$101.6	$96.7	5.0%		3.4%
Staffing fee-based income included in revenue from services	4.0	4.5	(12.8)		(14.2)
Gross profit	15.0	16.1	(7.0)		(8.5)
SG&A expenses excluding restructuring charges	14.2	14.5	(2.5)
Restructuring charges	0.3	0.1	410.5
Total SG&A expenses	14.5	14.6	(0.9)		(2.7)
Earnings from operations	0.5	1.5	(65.7)
Earnings from operations excluding restructuring charges	0.8	1.6	(48.4)

Gross profit rate	14.8%	16.7%	(1.9)	pts.
Expense rates (excluding restructuring charges):
% of revenue	14.0	15.1	(1.1)
% of gross profit	94.6	90.2	4.4
Return on sales (excluding restructuring charges)	0.8	1.6	(0.8)

OCG
Revenue from services	$149.8	$135.3	10.7%		10.9%
Gross profit	35.8	34.8	2.9		2.8
SG&A expenses excluding restructuring charges	32.2	28.0	15.0
Restructuring charges	—	0.1	(100.0)
Total SG&A expenses	32.2	28.1	14.7		14.7
Earnings from operations	3.6	6.7	(46.0)
Earnings from operations excluding restructuring charges	3.6	6.8	(46.6)

Gross profit rate	23.9%	25.7%	(1.8)	pts.
Expense rates (excluding restructuring charges):
% of revenue	21.5	20.7	0.8
% of gross profit	89.8	80.3	9.5
Return on sales (excluding restructuring charges)	2.4	5.1	(2.7)

KELLY SERVICES, INC. AND SUBSIDIARIES
RESULTS OF OPERATIONS BY SEGMENT
(UNAUDITED)
(In millions of dollars)

	September Year to Date
					Constant
					Currency
	2014	2013	Change		Change
AMERICAS
Commercial
Revenue from services	$1,915.1	$1,904.1	0.6%		1.4%
Staffing fee-based income included in revenue from services	10.4	9.8	6.1		7.6
Gross profit	280.0	274.5	2.0		2.8
Gross profit rate	14.6%	14.4%	0.2	pts.
PT
Revenue from services	$723.1	$733.7	(1.4)%		(1.3)%
Staffing fee-based income included in revenue from services	11.7	10.8	8.6		9.1
Gross profit	118.4	116.1	2.0		2.2
Gross profit rate	16.4%	15.8%	0.6	pts.
Total Americas
Revenue from services	$2,638.2	$2,637.8	—%		0.7%
Staffing fee-based income included in revenue from services	22.1	20.6	7.4		8.4
Gross profit	398.4	390.6	2.0		2.6
Total SG&A expenses	332.9	310.6	7.2		7.9
Earnings from operations	65.5	80.0	(18.3)

Gross profit rate	15.1%	14.8%	0.3	pts.
Expense rates:
% of revenue	12.6	11.8	0.8
% of gross profit	83.6	79.5	4.1
Return on sales	2.5	3.0	(0.5)

EMEA
Commercial
Revenue from services	$690.2	$645.3	7.0%		5.7%
Staffing fee-based income included in revenue from services	14.0	14.9	(6.0)		(4.3)
Gross profit	101.0	98.8	2.2		1.2
Gross profit rate	14.6%	15.3%	(0.7)	pts.
PT
Revenue from services	$145.5	$131.7	10.3%		7.7%
Staffing fee-based income included in revenue from services	10.7	11.7	(8.3)		(7.6)
Gross profit	33.3	32.0	3.8		2.3
Gross profit rate	22.8%	24.3%	(1.5)	pts.
Total EMEA
Revenue from services	$835.7	$777.0	7.5%		6.0%
Staffing fee-based income included in revenue from services	24.7	26.6	(7.0)		(5.7)
Gross profit	134.3	130.8	2.6		1.5
SG&A expenses excluding restructuring charges	124.2	122.1	1.7
Restructuring charges	0.8	0.1	327.7
Total SG&A expenses	125.0	122.2	2.2		0.8
Earnings from operations	9.3	8.6	8.1
Earnings from operations excluding restructuring charges	10.1	8.7	15.1

Gross profit rate	16.1%	16.8%	(0.7)	pts.
Expense rates (excluding restructuring charges):
% of revenue	14.9	15.7	(0.8)
% of gross profit	92.5	93.3	(0.8)
Return on sales (excluding restructuring charges)	1.2	1.1	0.1

KELLY SERVICES, INC. AND SUBSIDIARIES
RESULTS OF OPERATIONS BY SEGMENT
(UNAUDITED)
(In millions of dollars)

	September Year to Date
					Constant
					Currency
	2014	2013	Change		Change
APAC
Commercial
Revenue from services	$260.5	$256.8	1.4%		4.2%
Staffing fee-based income included in revenue from services	5.9	7.0	(17.1)		(14.0)
Gross profit	35.7	36.8	(3.1)		(0.3)
Gross profit rate	13.7%	14.3%	(0.6)	pts.
PT
Revenue from services	$29.2	$29.3	(0.5)%		3.3%
Staffing fee-based income included in revenue from services	5.8	6.7	(13.0)		(9.7)
Gross profit	9.4	10.5	(10.2)		(6.8)
Gross profit rate	32.2%	35.7%	(3.5)	pts.
Total APAC
Revenue from services	$289.7	$286.1	1.3%		4.1%
Staffing fee-based income included in revenue from services	11.7	13.7	(15.1)		(11.9)
Gross profit	45.1	47.3	(4.6)		(1.7)
SG&A expenses excluding restructuring charges	43.3	45.5	(4.7)
Restructuring charges	1.3	0.3	373.4
Total SG&A expenses	44.6	45.8	(2.3)		1.1
Earnings from operations	0.5	1.5	(76.8)
Earnings from operations excluding restructuring charges	1.8	1.8	(4.2)

Gross profit rate	15.6%	16.5%	(0.9)	pts.
Expense rates (excluding restructuring charges):
% of revenue	15.0	15.9	(0.9)
% of gross profit	96.2	96.2	—
Return on sales (excluding restructuring charges)	0.6	0.6	—

OCG
Revenue from services	$422.1	$361.0	16.9%		17.3%
Gross profit	101.3	91.7	10.5		10.6
SG&A expenses excluding restructuring charges	94.7	81.6	16.0
Restructuring charges	—	0.9	(100.0)
Total SG&A expenses	94.7	82.5	14.9		15.0
Asset impairments	—	1.7	(100.0)
Earnings from operations	6.6	7.5	(13.1)
Earnings from operations excluding restructuring charges	6.6	8.4	(21.4)

Gross profit rate	24.0%	25.4%	(1.4)	pts.
Expense rates (excluding restructuring charges):
% of revenue	22.4	22.6	(0.2)
% of gross profit	93.4	88.9	4.5
Return on sales (excluding restructuring charges)	1.6	2.4	(0.8)

KELLY SERVICES, INC. AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS
(UNAUDITED)
(In millions of dollars)

	Sept. 28, 2014	Dec. 29, 2013	Sept. 29, 2013
Current Assets
Cash and equivalents	$51.6	$125.7	$73.9
Trade accounts receivable, less allowances of
$9.2, $9.9 and $10.0, respectively	1,158.1	1,023.1	1,071.8
Prepaid expenses and other current assets	56.8	52.2	62.0
Deferred taxes	28.9	35.5	40.3
Total current assets	1,295.4	1,236.5	1,248.0

Property and Equipment, Net	91.1	92.0	87.7

Noncurrent Deferred Taxes	132.7	121.7	104.5

Goodwill, Net	90.3	90.3	90.3

Other Assets	291.5	258.1	241.0

Total Assets	$1,901.0	$1,798.6	$1,771.5

Current Liabilities
Short-term borrowings	$88.7	$28.3	$58.0
Accounts payable and accrued liabilities	339.0	342.4	308.9
Accrued payroll and related taxes	318.6	294.9	300.9
Accrued insurance	24.4	27.6	30.7
Income and other taxes	74.0	68.8	71.5

Total current liabilities	844.7	762.0	770.0

Noncurrent Liabilities
Accrued insurance	43.4	46.0	40.7
Accrued retirement benefits	146.6	134.7	129.3
Other long-term liabilities	40.7	33.3	28.0

Total noncurrent liabilities	230.7	214.0	198.0

Stockholders' Equity
Common stock	40.1	40.1	40.1
Treasury stock	(52.5)	(56.2)	(57.5)
Paid-in capital	26.7	26.0	26.1
Earnings invested in the business	752.3	751.3	736.0
Accumulated other comprehensive income	59.0	61.4	58.8

Total stockholders' equity	825.6	822.6	803.5

Total Liabilities and Stockholders' Equity	$1,901.0	$1,798.6	$1,771.5

STATISTICS:
Working Capital	$450.7	$474.5	$478.0
Current Ratio	1.5	1.6	1.6
Debt-to-capital %	9.7%	3.3%	6.7%
Global Days Sales Outstanding	58	52	56

KELLY SERVICES, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF CASH FLOWS
FOR THE 39 WEEKS ENDED SEPTEMBER 28, 2014 AND SEPTEMBER 29, 2013
(UNAUDITED)
(In millions of dollars)

	2014	2013
Cash flows from operating activities:
Net earnings	$6.7	$41.7
Noncash adjustments:
Impairment of assets	—	1.7
Depreciation and amortization	16.2	15.4
Provision for bad debts	3.6	1.1
Stock-based compensation	4.1	2.7
Other, net	1.3	0.7
Changes in operating assets and liabilities	(140.9)	(41.4)

Net cash (used in) from operating activities	(109.0)	21.9

Cash flows from investing activities:
Capital expenditures	(15.0)	(11.7)
Investment in equity affiliate	(5.4)	—
Other investing activities	0.2	—

Net cash used in investing activities	(20.2)	(11.7)

Cash flows from financing activities:
Net change in short-term borrowings	60.4	(6.1)
Dividend payments	(5.7)	(5.7)
Other financing activities	0.4	0.3

Net cash from (used in) financing activities	55.1	(11.5)

Effect of exchange rates on cash and equivalents	—	(1.1)

Net change in cash and equivalents	(74.1)	(2.4)
Cash and equivalents at beginning of period	125.7	76.3

Cash and equivalents at end of period	$51.6	$73.9

KELLY SERVICES, INC. AND SUBSIDIARIES
REVENUE FROM SERVICES
(UNAUDITED)
(In millions of dollars)

	Third Quarter (Commercial, PT and OCG)
			% Change
				Constant
	2014	2013	US$	Currency

Americas
United States	$873.7	$843.5	3.6%	3.6%
Canada	51.9	52.9	(1.9)	2.6
Mexico	37.0	33.1	11.8	13.6
Puerto Rico	25.7	24.4	5.1	5.1
Brazil	13.6	13.1	3.7	3.2
Total Americas	1,001.9	967.0	3.6	3.9

EMEA
France	70.1	62.4	12.4	12.0
Switzerland	66.7	68.6	(2.7)	(4.7)
Portugal	33.3	24.1	38.0	37.8
Russia	28.7	32.9	(13.0)	(3.9)
United Kingdom	26.2	26.5	(1.1)	(8.4)
Germany	17.5	17.4	0.6	0.6
Norway	14.8	16.1	(7.7)	(3.8)
Italy	14.8	13.8	6.7	6.7
Other	15.8	16.0	(1.0)	(0.3)
Total EMEA	287.9	277.8	3.6	3.7

APAC
Singapore	33.4	29.4	13.7	12.2
Australia	32.3	32.4	(0.2)	(1.3)
Malaysia	16.7	17.2	(3.0)	(4.5)
New Zealand	12.7	12.6	0.4	(5.1)
Other	11.5	9.2	25.1	26.2
Total APAC	106.6	100.8	5.8	4.1

Total Kelly Services, Inc.	$1,396.4	$1,345.6	3.8%	3.9%

KELLY SERVICES, INC. AND SUBSIDIARIES
REVENUE FROM SERVICES
(UNAUDITED)
(In millions of dollars)

	September Year to Date (Commercial, PT and OCG)
			% Change
				Constant
	2014	2013	US$	Currency

Americas
United States	$2,601.9	$2,547.3	2.1%	2.1%
Canada	148.2	163.9	(9.6)	(3.5)
Mexico	102.3	99.4	2.9	6.4
Puerto Rico	78.4	73.6	6.4	6.4
Brazil	43.2	45.0	(4.1)	5.2
Total Americas	2,974.0	2,929.2	1.5	2.1

EMEA
France	202.2	182.0	11.1	7.9
Switzerland	195.7	185.6	5.5	1.4
Russia	96.4	102.0	(5.5)	5.9
Portugal	92.4	63.0	46.6	42.5
United Kingdom	82.4	78.1	5.5	(2.4)
Germany	50.7	49.3	3.0	0.1
Italy	46.3	43.6	6.0	2.9
Norway	43.6	46.3	(5.7)	(1.0)
Other	50.9	50.7	0.4	(1.8)
Total EMEA	860.6	800.6	7.5	6.0

APAC
Singapore	94.8	83.5	13.5	14.0
Australia	88.8	100.4	(11.6)	(5.9)
Malaysia	50.0	51.1	(2.1)	1.5
New Zealand	38.2	36.1	5.9	2.1
Other	31.3	26.4	18.4	27.7
Total APAC	303.1	297.5	1.9	4.9

Total Kelly Services, Inc.	$4,137.7	$4,027.3	2.7%	3.1%

KELLY SERVICES, INC. AND SUBSIDIARIES
RECONCILIATION OF NON-GAAP MEASURES
FOR THE 13 WEEKS ENDED SEPTEMBER 28, 2014 AND SEPTEMBER 29, 2013
(UNAUDITED)
(In millions of dollars except per share data)

	2014			2013
	As reported	Restructuring Charges (Note 1)	Adjusted Earnings	Adjusted Earnings	% Change

Revenue from services	$1,396.4	$—	$1,396.4	$1,345.6	3.8%

Cost of services	1,171.0	—	1,171.0	1,125.2	4.1

Gross profit	225.4	—	225.4	220.4	2.2

SG&A expenses	218.3	(4.0)	214.3	199.7	7.3

Earnings from operations	7.1	4.0	11.1	20.7	(46.8)

Other expense, net	2.2	—	2.2	1.3	(63.1)

Earnings before taxes	4.9	4.0	8.9	19.4	(54.6)

Inc. tax expense (benefit)	3.5	1.5	5.0	0.1	NM

Net earnings	$1.4	$2.5	$3.9	$19.3	(80.5)%

Earnings per share:
Basic	$0.03	$0.06	$0.10	$0.51	(80.4)%
Diluted	$0.03	$0.06	$0.10	$0.51	(80.4)%

	2013
	As reported	Restructuring Charges (Note 1)	Adjusted Earnings

Revenue from services	$1,345.6	$—	$1,345.6

Cost of services	1,125.2	—	1,125.2

Gross profit	220.4	—	220.4

SG&A expenses	200.2	(0.5)	199.7

Earnings from operations	20.2	0.5	20.7

Other expense, net	1.3	—	1.3

Earnings before taxes	18.9	0.5	19.4

Inc. tax expense (benefit)	0.1	—	0.1

Net earnings	$18.8	$0.5	$19.3

Earnings per share:
Basic	$0.49	$0.01	$0.51
Diluted	$0.49	$0.01	$0.51

Note: Earnings per share amounts for each quarter are required to be computed independently and may not equal the amounts computed for the total year.

KELLY SERVICES, INC. AND SUBSIDIARIES
RECONCILIATION OF NON-GAAP MEASURES
FOR THE 39 WEEKS ENDED SEPTEMBER 28, 2014 AND SEPTEMBER 29, 2013
(UNAUDITED)
(In millions of dollars except per share data)

	2014			2013
	As reported	Restructuring Charges (Note 1)	Adjusted Earnings	Adjusted Earnings	% Change

Revenue from services	$4,137.7	$—	$4,137.7	$4,027.3	2.7%

Cost of services	3,461.9	—	3,461.9	3,369.3	2.8

Gross profit	675.8	—	675.8	658.0	2.7

SG&A expenses	656.5	(5.8)	650.7	611.3	6.5

Earnings from operations	19.3	5.8	25.1	46.7	(46.7)

Other expense, net	4.2	—	4.2	3.9	(4.6)

Earnings before taxes	15.1	5.8	20.9	42.8	(51.4)

Inc. tax expense (benefit)	8.4	2.1	10.5	(1.8)	NM

Net earnings	$6.7	$3.7	$10.4	$44.6	(77.0)%

Earnings per share:
Basic	$0.17	$0.10	$0.27	$1.17	(76.9)%
Diluted	$0.17	$0.10	$0.27	$1.17	(76.9)%

	2013
	As reported	Restructuring Charges (Note 1)	Asset Impairments (Note 2)	Adjusted Earnings

Revenue from services	$4,027.3	$—	$—	$4,027.3

Cost of services	3,369.3	—	—	3,369.3

Gross profit	658.0	—	—	658.0

SG&A expenses	612.6	(1.3)	—	611.3

Asset impairments	1.7	—	(1.7)	—

Earnings from operations	43.7	1.3	1.7	46.7

Other expense, net	3.9	—	—	3.9

Earnings before taxes	39.8	1.3	1.7	42.8

Inc. tax expense (benefit)	(1.9)	0.1	—	(1.8)

Net earnings	$41.7	$1.2	$1.7	$44.6

Earnings per share:
Basic	$1.09	$0.03	$0.04	$1.17
Diluted	$1.09	$0.03	$0.04	$1.17

Note: Earnings per share amounts for each quarter are required to be computed independently and may not equal the amounts computed for the total year.

KELLY SERIVCES, INC. AND SUBSIDIARIES
RECONCILIATION OF NON-GAAP MEASURES
(UNAUDITED)

Management believes that the non-GAAP (Generally Accepted Accounting Principles) information excluding the restructuring charges and asset impairment charges is useful to understand the Company's fiscal 2014 financial performance and increases comparability. Specifically, Management believes that excluding these items allows for a more meaningful comparison of current period operating performance with the operating results of prior periods. These non-GAAP measures may have limitations as analytical tools because they exclude items which can have a material impact on cash flow and earnings per share. As a result, Management considers these measures, along with reported results, when it reviews and evaluates the Company's financial performance. Management believes that these measures provide greater transparency to investors and provide insight into how Management is evaluating the Company's financial performance. Non-GAAP measures should not be considered a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP.

(1) Restructuring charges in 2014 includes costs related to the U.S. management simplification restructuring plan, costs incurred for exiting the staffing business in Sweden, and costs related to closing branches in Australia and consolidating back office functions in Australia and New Zealand. Restructuring charges in 2013 relate to the Company's decision to exit the executive search business operating in Germany, and primarily relate to severance costs from exiting this business.

(2) Asset impairment charges represent the write-off of the carrying value of long-lived assets related to the decision to exit the executive search business operating in Germany.